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                                  EXHIBIT 99.1

             CERTIFICATION SOLELY TO COMPLY WITH SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Renal Care Group, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Chief Executive Officer and Chief Financial Officer of the Company, certify solely to comply with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

        1. The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

        2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/Gary A. Brukardt
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Gary A. Brukardt
Chief Executive Officer
May 15, 2003



/s/ R. Dirk Allison
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R. Dirk Allison
Chief Financial Officer
May 15, 2003